[***]	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.31(b)

Amendment No. 1 to

RATE PER FLIGHT HOUR AGREEMENT

NO. 1-2494673211

This Amendment No. 1 (this “Amendment”) to the CFM Rate per Flight Hour Agreement No. 1-2494673211 (the “Service Agreement”) is made and entered into this 29th day of August, 2017 to be effective as of September 9, 2016 (the “Effective Date”), by and between CFM International, Inc. (“CFM”) and Frontier Airlines, Inc. (“AIRLINE”) (CFM and AIRLINE being hereinafter collectively referred to as the “Parties”). Capitalized terms used and not otherwise defined herein shall have the meanings as set forth in the Service Agreement.

WHEREAS, the Parties entered into the Service Agreement dated October 17, 2011 whereby CFM provides Engine shop maintenance and other services to support maintenance and overhauls of the CFM LEAP-1A Engines listed on Exhibit B thereto;

WHEREAS, the Parties entered into the Assignment, Assumption, and Amendment Agreement dated November 5th, 2013 whereby Republic Airways Holdings Inc. (“Republic”) assigned its rights and obligations under the Service Agreement to AIRLINE;

WHEREAS, the Entry Into Service by AIRLINE of the first Engine (Spare Engine bearing ESN 598-139) occurred on September 1, 2016; and

WHEREAS, the Parties desire to amend the Service Agreement as provided below.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.	The Service Agreement is amended as follows:

(A)	All references in the Service Agreement to “CFM-LEAPX” engines shall be deleted and replaced with “LEAP-1A” engines.

(B)	Article 2 (Scope of the Service Agreement) is deleted and replaced in its entirety with the following:

“This Service Agreement contains the terms and conditions applicable to the sale by CFM and the purchase by AIRLINE of the CFM Service Program.

The Engines covered by this Service Agreement are defined in Article 4 and Exhibit B.

CFM, CFM56 and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE

CFM will provide Covered Services for the Engines during the Term of this Service Agreement.

During the Term of this Service Agreement, CFM shall be the exclusive provider of (i) the portions of the CFM Service Program outlined in Article 5 herein and (ii) Engine Parts. For clarity of the foregoing exclusivity clause, the Covered Services and Supplemental Services described in Article 5 are not intended to include any on-wing maintenance or line maintenance to an Engine, including Engine top case repairs performed while the Engine is on-wing or off-wing at AIRLINE facility. [***]

(C)	Article 3 (Term of the Service Agreement) is deleted and replaced in its entirety with the following:

“This Service Agreement will commence on the date of execution of this Service Agreement (the “Commencement Date”). Each Engine which is (i) owned by AIRLINE, (ii) leased by AIRLINE for a term of [***], or (iii) leased by AIRLINE and [***], will be covered by this Service Agreement for the period beginning on the date of its Entry Into Service and ending [***] thereafter or after the Engine undergoes a Core LLP PRSV, whichever occurs later, but in no case to exceed [***] from EIS (the “Term”). Notwithstanding the preceding sentence, (i) each Engine which is leased by AIRLINE for a term of less than [***] will cease to be covered by this Service Agreement upon AIRLINE removing such Engine from this Service Agreement pursuant to Subsections (a), (b) or (c) of the first paragraph titled “Removal of Engines” of Article 12.2 and/or Article 15, and (ii) any replacement engine which shall be added to this Service Agreement pursuant to Article 12.1 and is designated by AIRLINE in a notice to CFM to replace an Engine which is removed from coverage pursuant to Subsections (a), (b) or (c) of the first paragraph titled “Removal of Engines” of Article 12.2, shall continue to be covered for the remaining part of the Term with the same terms and conditions applicable for the removed Engine.

For the Engines delivered with the first [***] as listed in Exhibit B which are each subject to a Lease Term of [***], if any such Engine is not projected to undergo a Core LLP PRSV by the time of Lease Return and [***]. For such Core LLP PRSV, AIRLINE will pay the Restored Rate for the Engine Flight Hours since new or the last Qualified Shop Visit at the time of the shop visit plus the Popular Rate and the Restored Rate for the remaining EFH until Core LLP life limit minus [***] using the EFH/EFC incurred on such Engine at the time of the shop visit. (Example: If the Engine is inducted at [***], Core LLP life limit is [***], and average EFH/EFC incurred is [***], AIRLINE will pay CFM the Restored Rate since last Qualified Shop Visit or since new, plus the additional sum of [***].

CFM Proprietary                 Page 2

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE

After the Commencement Date, this Service Agreement will continue unless sooner terminated, until the end of coverage of all Engines hereunder pursuant to the Term; however, for clarity, it is acknowledged that AIRLINE’s obligations hereunder with respect to an Engine shall terminate upon AIRLINE removing such Engine from this Service Agreement pursuant to subsections (a), (b) or (c) of the first paragraph titled “Removal of Engines” of Article 12.2 or [***] as detailed in Article 15.”

(D)	The first four words of the Section of Article 5.1.1 entitled “Qualified Shop Visits” are deleted and replaced in their entirety with the following:

“A Qualified Shop Visit (where appropriate or required herein, may be a PRSV or Core LLP PRSV)”

(E)	The Section titled “Qualified Shop Visits” of Subsections (c) of Article 5.1.1 is deleted and replaced in its entirety with the following:

c. “Install Core LLP due to life expiration, subject to the provisions of the second paragraph of Article 3, or”

(F)	The following subsection (e) is added to Article 5.1.1 “Qualified Shop Visits” as follows:

“e. Correct an Unserviceable condition(s) resulting from [***].”

(G)	The Section titled “The Covered Services for a Qualified Shop Visit Include”, Subsection (d) of Article 5.1.1 is deleted and replaced in its entirety with the following:

“d. Inspection, repair and replacement of (i) any LLP for condition cause (not life limit) and (ii) Core LLP due to life limit expiration or failure to be within the LLP Minimum Build standard set forth in paragraph 2 of Article 6.3,”

(H)	The following subsection (h) is added to the end of Article 5.1.1 “The Covered Services for a Qualified Shop Visit Include”:

“h. All labor, material (excluding LLP replaced only for life limit), handling charges and any vendor fees required to repair an Unserviceable condition resulting from [***].”

(I)	Article 5.2(b) (Supplemental Services) is deleted and replaced in its entirety with the following:

“(b) Replacement of fan module LLP and LPT module LLP due to life limit with new Parts.”

CFM Proprietary                 Page 3

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE

(J)	The second Paragraph of Article 6.3 (Workscope) is deleted and replaced with the following new paragraphs:

“All LLP replaced as CFM performs any Covered Services shall be replaced with new Parts.

The LLP Minimum Build will be [***] of LLP life remaining, and any LLP which do not meet such LLP Minimum Build shall be replaced with new Parts.”

(K)	Article 7.1 (Covered Services Pricing) is deleted in its entirety and replaced with the following:

“CFM will charge AIRLINE for the Covered Services on LEAP-1A24/26 Engines (per Exhibit B) as follows:

a.	[***]

b.	[***]

Covered Services Rate per Engine (LEAP-1A24/26 per Exhibit B)	Rate per EFH [***]
Popular Rate	[***]
Restored Rate	[***]

The Popular Rate and the Restored Rate shall be adjusted over time as follows:

The Popular Rate shall adjust, as set forth in Exhibit D, on a monthly basis depending on the previous month’s actual average operating parameters.

The Popular Rate and the Restored Rate per Engine Flight Hour are predicated on the operating parameters and delivery schedule set forth in Exhibit B, except in cases where there are delays in the delivery schedule caused solely by CFM. In case of change in delivery schedule not caused solely by CFM, the above Parties will negotiate in good faith to adjust the mentioned rates accordingly.

The Restored Rate shall adjust, as set forth in Exhibit D, after each Qualified Shop Visit depending on the Engine’s actual average operating parameters calculated for the period from Entry Into Service or the previous Qualified Shop Visit through the Current Qualified Shop Visit.

CFM Proprietary                 Page 4

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE

In the event that AIRLINE’s actual monthly average operating parameters or actual average operating parameters are outside of the limits provided in Exhibit D, CFM will adjust the Popular Rate and/or the Restored Rate in accordance with AIRLINE’s actual monthly average operating parameters or actual average operating parameters, as applicable, per the tables contained in Exhibit D.

In order to facilitate implementation and administration of the CFM Service Program, AIRLINE shall promptly provide data and records as reasonably requested by the CFM Program Manager and provide the CFM Program Manager or his designee copies of such records for inspection or audit.

The Popular Rate and Restored Rate shall each escalate on an annual basis in accordance with the escalation formula set forth in Exhibit E. With respect to the annual escalation of the Popular Rate and Restored Rate CFM agrees to [***]. AIRLINE shall have the right to approve in advance of the work being performed and in writing all work scopes and charges for Supplemental Services.

[***]

[***]

(L)	Article 7.3 (Cross Default and Cross Collateralization) is amended by adding the following sentence immediately after the end thereof:

“[***].”

(M)	Article 12.1 (Addition of Engines) is deleted in its entirety and replaced with the following:

“AIRLINE and CFM may agree to amend Exhibit B to add Engines to this Service Agreement after the Commencement Date. For each added Engine, AIRLINE will provide CFM information, including, but not limited to, the Engine serial number, aircraft tail number, previous operator, current owner, operating time and flight cycles since new and, if applicable, the operating time and flight cycles since the last shop visit, shop visit reports, historic thrust and derate information and applicable thrust rating. CFM will evaluate the effect of the proposed Engine on the Rate Per Flight Hour pricing, taking into consideration effects on the fleet size, age and condition of the Engines and other commercial considerations and may propose a reasonable adjustment

CFM Proprietary                 Page 5

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE to the Rate Per Flight Hour pricing accordingly. For avoidance of doubt, such proposed Engine shall not be added to this Service Agreement pursuant to this paragraph unless the Engine and the proposed adjustment to the Rate Per Flight Hour pricing are mutually agreed to by the parties.

In situations where (i) there is an operational need to substitute an Engine, (ii) an Engine substitution is required under a Lease or loan agreement of AIRLINE, or (iii) AIRLINE elects to purchase or lease a new Aircraft equipped with LEAP-1A engines that is not listed on Exhibit B, CFM shall amend Exhibit B to add any such Engine identified by AIRLINE to this Service Agreement as provided in this paragraph. For each such Engine that AIRLINE contemplates adding to this Service Agreement, AIRLINE will provide CFM information on the Engine, including, but not limited to, the engine serial number, aircraft tail number, previous operator (if applicable), current owner, operating time and flight cycles since new and the operating time and flight cycles since the last shop visit, shop visit reports, historic thrust and derate information and applicable thrust rating. After receiving such information CFM will promptly notify AIRLINE of the Rate Per Flight Hour pricing that will be applicable for such added engine, which, (i) if new shall have the same Rate Per Flight Hour as a new Engine scheduled to be added to this Service Agreement at that time and, (ii) if used, shall be subject to reasonable pricing as determined in the preceding paragraph. After receiving such Rate Per Flight Hour pricing from CFM for the proposed Engine AIRLINE may elect to add the Engine to this Service Agreement with such pricing by giving CFM written notice of such addition, in which case CFM and AIRLINE shall amend Exhibit B to reflect such addition. In any case where an Engine is removed from this Service Agreement, has had at least [***] at the time of such removal, and is replaced with an added replacement Engine, no reconciliation payment shall be owed to CFM pursuant to Article 12.

In the event that AIRLINE orders additional CFM powered A320NEO aircraft, CFM shall have a right of first offer (“ROFO”) to propose Covered Services at pricing and terms to be agreed between the Parties. Under the ROFO, AIRLINE shall provide CFM with written notice of its intent to purchase additional CFM powered A320NEO aircraft, with the intent that the two Parties will negotiate in good faith to reach agreement on terms within [***] of this notification. The ROFO will remain in place for CFM powered A320NEO aircraft ordered through [***].

Any time during the term of this Service Agreement that an Engine is added to or removed from coverage for AIRLINE pursuant to the terms of this Agreement, the Parties shall add an addendum to Exhibit B to reflect and track such change.”

CFM Proprietary                 Page 6

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE

(N)	Article 12.3 (EFH Minimum) is deleted by in its entirety and replaced with the following:

“The monthly average EFH minimum for Engines on wing in AIRLINE’s fleet is [***]. CFM will compare the actual fleet average EFH for on-wing Engines in AIRLINE’s fleet during each calendar quarter with the monthly minimum multiplied by [***]. If the fleet average EFH for on-wing Engines in AIRLINE’s fleet is less than the EFH minimum, CFM will issue an invoice and AIRLINE will pay CFM the difference multiplied by the applicable adjusted and escalated Popular Rate per EFH. At the time of a Qualified Shop Visit, an Engine removal, or upon termination of this Service Agreement, if an Engine has not undergone a Qualified Shop Visit, CFM will compare the actual total EFH reported for such Engine since new or since the last Qualified Shop Visit with the required minimum EFH. If the reported actual EFH is less than the EFH minimum, CFM will issue an invoice and AIRLINE will pay CFM the difference multiplied by the applicable adjusted and escalated Popular Rate per EFH. For clarity, where any Engines continue to be covered pursuant to [***]. Parties shall mutually agree, in CFM’s Procedures Manual, on the methodology for EFH fleet average calculations for any first partial calendar month.”

(O)	The following new Article 15 entitled “[***]” is added immediately following Article 14 (General Terms and Conditions):

“15.2	CFM agrees to [***]

a.	[***]

b.	[***]

c.	[***]

d.	[***]

e.	[***]

f.	[***]

g.	[***]

CFM Proprietary                 Page 7

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE

h.	[***]

i.	[***]

j.	[***]

k.	[***]

l.	[***]

m.	[***]

n.	[***]

o.	[***]

p.	[***]

15.2	[***]

a.	[***]

b.	[***]

c.	[***]

d.	[***]

(P)	The following new Article 16 entitled “Continuous Engine Operational Data” is added immediately following Article 15 (Assignments to Lessors):

“To the extent AIRLINE is not restricted by contract or regulation, AIRLINE shall provide CFM with access to Continuous Engine Operational Data (CEOD) on a monthly basis, unless the Aircraft is modified with wireless/remote data transmission capabilities, in which case AIRLINE agrees to provide CEOD on a daily, weekly, or monthly basis as applicable. CFM agrees to protect CEOD from unauthorized use or unauthorized or accidental disclosure in by the exercise of the same degree of care as it employs to protect its own information of a like nature. Subject to the foregoing, any CEOD may be used by CFM, its parent companies and affiliates for internal purposes including: 1) technical fleet and engine analysis, and 2) development of and

CFM Proprietary                 Page 8

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE improvements to CFM products and services, provided that the parent companies and affiliates of CFM are subject to the same confidentially obligations as CFM. Notwithstanding any provision to the contrary, it is expressly understood and agreed that any Derivative Data generated by CFM is and will remain the property of CFM.

AIRLINE’s failure to provide CEOD, with the exception of mechanical or telecommunication failures outside AIRLINE’s control, may result in denial of a Qualified Shop Visit if in CFM’s opinion such data could have prevented an Engine removal or minimized the Workscope required.”

(Q)	Exhibit A (Definitions) is amended as set forth below.

The following new defined terms are each added in alphabetical order:

“Aircraft”—any aircraft on which Engines are mounted.

[***]

[***]

“Core LLP PRSV” means a Qualified Shop Visit which is:

A)	caused by the Core LLP meeting its life limit; OR

B)	any other Qualified Shop Visit where Core LLP is within LLP Minimum Build of their life limit.

During this Core LLP PRSV, the minimum workscope will be as follows:

(i)	the high-pressure compressor, the combustor and the high-pressure turbine modules are exposed, disassembled and subsequently refurbished in accordance with the LEAP-1A Maintenance Guide; and

(ii)	fan, low pressure compressor and LPT module evaluation and cleaning [***] and level 01 of LEAP-1A Maintenance Guide.

For clarity, this requirement will not apply in cases where a single component (LLP) is replaced due to a life adjustment or cause.

“Core Module LLP” or “Core LLP”—the Core LLP described in the attached Exhibit J.

“Lease”—the lease between AIRLINE and any Lessor for an Aircraft (including its Engines) or Spare Engine.

CFM Proprietary                 Page 9

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE

“Lease Return”—means the date on or after the expiration of the initial [***] Lease term upon which the redelivery certificate for the applicable Aircraft with two (2) installed Engines is executed by AIRLINE and Lessor.

“Lessor”—any entity or its successor and/or assignee that owns an Aircraft (including its Engines) or Spare Engine that is leased to AIRLINE or any successor operator.

“LPT”—low pressure turbine.

“Program Manager”—the individual(s) designated by CFM to manage the Services provided under this Agreement on behalf of CFM.

“Lease Return Restored Rate Payment”—has the meaning given in Article 15(h).

“Spare Engine”—an Engine that is owned or leased by AIRLINE to be used in support of Airline’s fleet of Aircraft for use as a Spare Engine when another Engine in such fleet is removed due to damage or for repair.

[***]

The following defined terms shall replace the current corresponding defined terms contained in Exhibit A (Definitions):

“Part”—a part originally sold or manufactured by CFM or produced on behalf of CFM.

“Performance Restoration Shop Visit” or “PRSV”—the Services performed by CFM hereunder during a shop visit in which, at a minimum, any one of the following modules is exposed, disassembled, and subsequently refurbished: the high-pressure compressor, or high-pressure turbine, or combustor chamber.

(R)	Exhibit B (Engines Delivery and Operating Parameters) is deleted and replaced in its entirety with the new Exhibit B attached hereto.

(S)	Exhibit D (Price Adjustment Matrix) is deleted and replaced in its entirety with the new Exhibit D attached hereto.

(T)	Exhibit E is amended by deleting and replacing the phrase “($2010 condition)” with “($2016 condition)” and Exhibit E-1 is deleted in its entirety.

(U)	Exhibit F is deleted and replaced in its entirety with the new Exhibit F attached hereto.

CFM Proprietary                 Page 10

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE

(V)

In the Section of Exhibit G entitled “Supplemental Services Pricing – Annual Adjustment” the date “2010” is deleted and replaced with “2016” and the date 2011” is deleted and replaced with “2017”. Additionally, the Fixed Price Labor Schedule of Exhibit G is deleted and replaced in its entirety with the new Fixed Price Labor Schedule attached hereto as Exhibit G.

(W)	The attached Exhibit J (Core Module LLP) is added immediately following Exhibit I.

2.

Except as set forth herein, the terms and conditions set forth in the Service Agreement shall continue in full force and effect and remain unchanged. The obligations set forth in this Amendment are in addition to the obligations set forth in the Service Agreement. In the event of inconsistency between the terms of this Amendment and the terms of the Service Agreement, the terms of this Amendment shall take precedence. Except as otherwise provided by the terms and conditions hereof, this Amendment contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment

3.

This amendment may be signed by the Parties in separate counterparts, and any single counterpart or set of counterparts, when signed and delivered to the other Parties shall together constitute one and the same document and be an original Service Agreement for all purposes.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the Effective Date.

CFM International, Inc.	Frontier Airlines, Inc.
SIGNATURE	SIGNATURE
/s/ Michael P. Munz	/s/ James Dempsey

PRINTED NAME	PRINTED NAME
Michael P. Munz	James Dempsey

TITLE	TITLE
GM – N. America Sales	CFO

CFM Proprietary                 Page 11

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE

EXHIBIT B:     ENGINES COVERED AND OPERATIONAL PARAMETERS

The Engines covered by this Service Agreement are set forth below. The delivery schedules are subject to change. AIRLINE will maintain a Spare Engine(s) to installed Engines ratio of [***], rounded up to the next whole Engine, during the term of this Service Agreement.

Aircraft Delivery Schedule / Install + Spare Engine

AIRCRAFT DELIVERY SCHEDULE				SPARE ENGINE DELIVERY SCHEDULE
Aircraft	Engine Model	Mo Yr.	Qty of Aircraft	Engine Model	Mo Yr.	Qty of Engines
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

For clarity, any LEAP-1A engines not specifically listed above (as such list may be modified by written agreement of the Parties from time to time) are not covered by this Service Agreement.

Installed Engines and Installed Spare Engines Operating Parameters:

[***]

CFM Proprietary                 Page 12

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE

EXHIBIT D: PRICE ADJUSTMENT MATRIX

When AIRLINE’s actual operating parameters do not equal the values specified in the tables, CFM will calculate severity by performing linear interpolation with the values in the tables that are closest to the actual operating parameters. CFM will apply two-dimensional linear interpolation, as necessary, to the flight leg and derate tables and then between the utilization tables. The resultant severity value will be rounded to four (4) decimal places. The final severity applied will be the product of these severity values rounded to four (4) decimal places.

In the event that AIRLINE’s actual operating parameters are outside the limits provided in the table, the Parties will immediately negotiate an extension to the matrix.

[***]

CFM Proprietary                 Page 13

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE

EXHIBIT F: LRU

ATA		Designation
	73-11-05	MAIN FUEL PUMP
	73-11-10	MAIN FUEL FILTER HOUSING
	75-11-05	START BLEED VALVE / BOOSTER ANTI ICE
	73-11-20	SERVO FUEL HEATER
	73-11-35	FUEL RETURN VALVE
	73-11-50	IDG OIL COOLER
	73-21-05	FUEL METERING UNIT
	73-21-10	SPLIT CONTROL UNIT / SERVO VALVE ASSEMBLY
	73-21-14	T12 TEMPERATURE SENSOR
	73-21-15	T25 TEMPERATURE SENSOR
	73-21-25	T3 TEMPERATURE SENSOR
	73-21-30	FUEL TEMPERATURE SENSOR
	73-21-35	FUEL MANIFOLD PRESSURE TRANSDUCER
	73-21-40	PERMANENT MAGNET ALTERNATOR ROTOR
73	73-21-40	PERMANENT MAGNET ALTERNATOR STATOR
	73-21-46	PRESSURE SUB-SYSTEM (PSS)
	73-21-50	DATA ENTRY PLUG
	73-21-55	ELECTRONIC ENGINE CONTROL (EEC)
	73-21-61	HARNESS HJ3A
	73-21-62	HARNESS HJ3B
	73-21-63	HARNESS HJ5A
	73-21-64	HARNESS HJ5B
	73-21-65	HARNESS HJ6A
	73-21-66	HARNESS HJ6B
	73-21-67	HARNESS HJ7
	73-21-68	HARNESS HJ8A
	73-21-69	HARNESS HJ8B
	73-31-05	FUEL FLOW TRANSMITTER
	73-34-05	FUEL FILTER DP SENSOR
	73-34-10	FUEL STRAINER DELTA P SENSOR

CFM Proprietary                 Page 14

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE

74	74-11-05	IGNITION EXCITER
	74-21-05	IGNITION LEADS
	75-21-05	HPTACC VALVE
	75-22-05	LPTACC VALVE
	75-24-05	BLOWER, EEC COOLING
75	75-23-10	MTC VALVES
	75-23-05	MTC ACTUATOR
	75-31-05	VBV ACTUATOR
	75-32-05	VSV ACTUATOR
	75-33-05	TRANSIENT BLEED VALVE
	77-11-05	N1 SPEED SENSOR
	77-11-10	N2 SPEED SENSOR
	77-21-05	HARNESS,T48-LEFT
	77-21-05	HARNESS,T48-RIGHT
77	77-21-10	SENSOR,T48
	77-22-05	CORE COMPARTMENT TEMPERATURE (CCT) SENSOR
	77-31-05	TURBINE CENTRAL FRAME (TCF) ACCELEROMETER
	79-11-05	OIL TANK
	79-21-05	LUBRIFICATION UNIT
	79-21-25	MAIN FUEL—OIL HEAT EXCHANGER
	79-21-30	Engine Surface Air Cooling Oil Cooler (SACOC)
	79-21-45	EDUCTOR AIR VALVE
79	79-30-23	OIL LEVEL SENSOR
	79-30-15	OIL PRESSURE AND TEMPERATURE (OPT) SENSOR
	79-30-20	OIL FILTER DP SENSOR
	79-36-05	OIL DEBRIS MONITORING SEPARATOR
	79-36-10	OIL DEBRIS MONITORING SENSOR
	79-36-20	OIL DEBRIS MONITORING UNIT
80	80-11-05	AIR TURBINE STARTER
	80-11-15	STARTER AIR VALVE

CFM Proprietary                 Page 15

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE

EXHIBIT G: Fixed Price Labor Schedule

[***]

CFM Proprietary                 Page 16

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE

EXHIBIT J: LLP

Core LLP

SUPPT. IMPELLER TUBE
CDP SEAL
STAGE 1 BLISK
STAGE 2 BLISK
STAGE 3-4 SPOOL
STAGE 5 BLISK
STAGE 6-10 SPOOL
COMB CASE
CASE. HPT STTR
SEAL.FORWARD OUTER
SEAL.HPT RTR INTERSTAGE
SEAL.HPT AFT ROTATING
DISK.HPT RTR STAGE 1
DISK.HPT RTR STAGE 2

Fan/LPT LLP

DISK. FAN
SPOOL.LP COMPR
SHAFT.LP COMPR
DRIVING CONE
LPT RTR DISK STAGE 1
LPT RTR DISK STAGE 2
LPT RTR DISK STAGE 3
LPT RTR DISK STAGE 4
LPT RTR DISK STAGE 5
LPT SPOOL STAGE 6-7
LPT SHAFT

CFM Proprietary                 Page 17

CFM, CFM56, LEAP, and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE